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                                                                   Exhibit 10.34

                       ASSIGNMENT AND ASSUMPTION OF LEASE

      This Assignment and Assumption of Lease ("Agreement") is entered into effective as of August 1, 1999 (the "Effective Date") by and between EAGLE RIVER INVESTMENTS, L.L.C., a Washington state limited liability company ("Assignor") and NEXTEL WIP Lease Corp. a Delaware corporation ("Assignee").

                                    RECITALS

      A. PAKHOED DISTRIBUTION CORPORATION, a Washington corporation, formerly known as UNIVAR CORPORATION ("Pakhoed"), on March 22, 1990, entered into an Office Lease Agreement ("the Prime Lease"), with Carillon Properties, a Washington general partnership (the "Prime Landlord") for premises (the "Prime Premises") in the Carillon Point Development located at 4000 Carillon Point, Kirkland, Washington (the "Building") all as further described in the Prime Lease.

      B. On September 22, 1994, AT&T WIRELESS SERVICES OF WASHINGTON, INC., a Washington corporation ("Sublessor") entered into a Sublease Agreement ("Sublease Agreement #1") with Pakhoed to lease 13,987 rentable square feet of the Prime Premises, which is a portion of the fifth floor of the Building, all as further described in Sublease Agreement #1 (the "Premises").

      C. On August 12, 1998, Assignor entered into a Sublease Agreement with Sublessor to lease the Premises as further described in Sublease Agreement #2 (the "Lease").

      D. Assignor has agreed to assign and transfer to Assignee, and Assignee has agreed to accept, Assignor's leasehold interest in the Premises.

      NOW THEREFORE, for good and valuable consideration, the receipt of which is acknowledged, the parties agree as follows:

                                    AGREEMENT

1. Assignment. Assignor hereby grants, transfers, conveys and assigns to Assignee all of Assignor's rights, title and interest in and to the Lease, together with the leasehold estate under the Lease. This assignment shall be effective as of the Effective Date.

2. Assumption. Assignee hereby accepts the foregoing assignment of Assignor's right, title and interest in the Lease, and hereby agrees to be bound by, and to perform all the terms, covenants, and conditions of the Lease to be done, kept, performed by the Tenant, including the payment of all amounts accruing and to become due under the Lease from and after the Effective Date. Assignee does not assume, and Assignor shall remain liable for and shall complete performance of, any obligations which accrue or become due under the Lease prior to the Effective Date.


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3. Indemnity. Assignee shall indemnify, defend and hold harmless Assignor against any claims, liabilities or costs arising from Assignee's failure to perform under the terms of the Lease which shall accrue on or after the Effective Date. Assignor shall indemnify, defend and hold harmless Assignee against any claims, liabilities or costs arising from Assignor's failure to perform under the terms of the Lease or with respect to any matter concerning the Lease prior to the Effective Date.

4. Transfer of Interest. Assignee shall acquire all of Assignor's interest in the Premises, including without limitation, leasehold improvements and trade fixtures, if any.

5. Representations and Warranties. Assignor hereby states, declares, represents and warrants to Assignee as to the following matters, with such representations and warranties being true and correct as of the date this Agreement is signed by Assignor and as of the Effective Date:

      A. The copy of the Prime Lease, attached hereto as Exhibit A, is a true and correct copy and constitutes the entire agreement between Prime Landlord and Pakhoed with respect to the Prime Premises described therein. The Prime Lease is in full force and effect.

      B. A copy of Sublease Agreement #1, attached hereto as Exhibit B, is a true and correct copy and constitutes the entire agreement between Sublessor and Pakhoed with respect to the Premises described therein. Sublease Agreement #1 is in full force and effect.

      C. A copy of the Lease, attached hereto as Exhibit C, is a true and correct copy and constitutes the entire agreement between Assignor and Sublessor with respect to the Premises described therein. The Lease is in full force and effect and has not been amended, supplemented or otherwise changed.

      D. No default or event that with the passage of time would constitute a default on the part of the Assignor exists under the Lease in the performance of the terms, covenants and conditions of the Lease required to be performed on the part of the tenant.

      E. To the best of Assignor's knowledge, no default or event that with the passage of time would constitute a default on the part of the Prime Landlord exists under the Lease in the performance of the terms, covenants, and conditions of the Lease required to be performed on the part of the Prime Landlord.

6. Miscellaneous.

      A. The parties each agree that they will execute such further documents or instruments as may be reasonably requested by the other party to document the purpose and intent of this Agreement.


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      B. This Agreement contains all of the covenants, agreements, terms, provisions, conditions, warranties and understandings comprising the final and entire agreement between the Assignor and Assignee. No waiver or modification of any of the terms set forth herein shall be deemed to have been made or be finding on the parties unless expressed in writing and signed by all parties.

      C. Prime Landlord's consent to the Agreement and the assignment and assumption of the Lease is attached hereto and incorporated herein by reference.

IN WITNESS WHEREOF, the parties have executed this Agreement as of 8/1, 1999.

Assignor:                                  Assignee:

EAGLE RIVER INVESTMENTS, L.L.C.,           NEXTEL WIP LEASE CORP.
a Washington limited liability company     a Delaware corporation


By: /s/ C James Judson                     By: /s/ Donald J. Manning
   -----------------------------------        ----------------------------------
Name: C James Judson                       Name: Donald J. Manning
Its: Manager                               Its: V. P. & General Counsel

State of Washington
County of King

      I certify that I know or have satisfactory evidence C. James Judson is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the Manager of EAGLE RIVER INVESTMENTS, L.L.C., to be the free and voluntary act of such party and purposes mentioned in the instrument.


Dated: 5/7/99                                 /s/ Teresa L. Biargo
                                              ----------------------------------
                                              Notary Public

                                              Teresa L. Biargo
                                              ----------------------------------
                                              [Printed Name]
                                              My appointment expires: 06/15/2000


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State of Washington
County of King

      I certify that I know or have satisfactory evidence that Donald J. Manning is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the V.P. & General Counsel of NEXTEL WIP Lease Corp., to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.


Dated May 5, 1999                             /s/ Gayle C. Toney
                                              ----------------------------------
                                              Notary Public

                                              Gayle C. Toney
                                              ----------------------------------
                                              [Printed Name]
                                              My commission expires: 3/29/2003

                                                         -------------------
                                                           GAYLE C. TONEY
                                                            NOTARY PUBLIC
                                                         STATE OF WASHINGTON
                                                         COMMISSION EXPIRES
                                                           MARCH 29, 2003
                                                         -------------------


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                            CONSENT BY PRIME LANDLORD

            The Landlord under the Prime Lease hereby consents to the attached Assignment and Assumption of Lease with the understanding that Pakhoed's obligations under the Prime Lease are not modified or changed as it relates to the Prime Landlord. By its consent, Prime Landlord agrees that the utilities, services, maintenance and repair it is required to provide under the Prime Lease to or for the space which is being assigned, will be provided by Prime Landlord to Nextel WIP Lease Corp.

            AGREED AND ACCEPTED this 29 day of July, 1999.

PRIME LANDLORD:
CARILLON PROPERTIES


By:  /s/ Barbara Leland
     ------------------------------
     [Signature of Officer]

     Barbara Leland
     ------------------------------
     [Printed Name of Officer]

Its: Vice President
     ------------------------------
     [Title] Skinner Development
     Agent for Carillon Properties


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                   CONSENT BY PAKHOED DISTRIBUTION CORPORATION

      Pakhoed Distribution Corporation, the tenant under the Prime Lease and the Sublessor under Sublease Agreement #1, hereby consents to the attached Assignment and Assumption of Lease with the understanding that any obligation under Sublease Agreement #1 are not modified or changed as it relates to Pakhoed nor to AT&T's obligations under Sublease Agreement #1.

      AGREED AND ACCEPTED this 22 day of July, 1999

PAKHOED DISTRIBUTION CORPORATION


By:  /s/ William A. Butler
     ------------------------------
     [Signature of Officer]

     William A. Butler
     ------------------------------
     [Printed Name of Officer]

Its: Sr. & Vice President
     ------------------------------
     [Title]


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              CONSENT BY AT&T WIRELESS SERVICES OF WASHINGTON, INC.

      AT&T Wireless Services of Washington, Inc., the Sublesee under Sublease Agreement #2, hereby consents to the attached Assignment and Assumption of Lease with the understanding that any obligation under Sublease Agreement #2 are not modified or changed as it relates to AT&T's obligations under Sublease Agreement #2.

      AGREED AND ACCEPTED this ____ day of ___________, 1999.

AT&T WIRELESS SERVICES OF WASHINGTON, INC.


By:  /s/ Bob Mahlik
     ------------------------------
     [Signature of Officer]

     BOB MAHLIK
     ------------------------------
     [Printed Name of Officer]

Its:    VP, SM & Real Estate
     ------------------------------
     [Title]


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